UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2014 (April 1, 2014)

NEXEO SOLUTIONS HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-179870-02	27-4328676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 1000 The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 297-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As reported in the Current Report on Form 8-K filed on April 4, 2014 (the “Original 8-K”), on April 1, 2014,  Nexeo Solutions Sub Holding Corp. (“Sub Holding”), a wholly-owned subsidiary of Nexeo Solutions Holdings, LLC (“Holdings”), and Nexeo Solutions, LLC, a subsidiary of Sub Holding and Holdings (“Solutions” and collectively with Sub Holding and Holdings, the “Company”), completed the acquisition of the St. Louis, Missouri based chemicals blending and distribution business of Archway Sales, Inc., a Missouri corporation (“Archway”), and JACAAB, LLC, a Missouri limited liability company (“JACAAB”, and together “Archway Sales Group”), for an aggregate purchase price of approximately $127.0 million, net of cash acquired of $1.6 million, subject to a final net working capital adjustment expected no later than 120 days following the close of the transaction (collectively, the “Archway Acquisition”). The Archway Acquisition was financed with cash on hand and borrowings under the Company’s asset-based revolving credit facility. At the closing of the Archway Acquisition, a portion of the purchase price was placed into escrow and will be released as prescribed by the acquisition documentation.

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and restates Item 9.01 of the Original 8-K in its entirety to provide the information required by Item 9.01 of Form 8-K. Amendment No. 1 is being filed solely to provide, as Exhibits 99.1 through 99.3, (i) the combined financial statements of Archway Sales Group as of June 30, 2013, 2012 and 2011 and for the fiscal years then ended, together with the independent auditors’ report, (ii) the unaudited combined financial statements of Archway Sales Group as of March 31, 2014 and for the nine months ended March 31, 2014 and 2013, together with the independent auditor’s review report thereon, and (iii)  the unaudited pro forma combined financial information as of and for the six months ended March 31, 2014 and for the Company’s fiscal year ended September 30, 2013.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Item 9.01(a) of the Original 8-K is hereby amended and restated in its entirety as follows:

The combined financial statements of Archway Sales Group as of June 30, 2013, 2012 and 2011 and for the fiscal years ended June 30, 2013, 2012 and 2011, together with the independent auditors’ report of UHY LLP (“UHY”) with respect thereto, are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

The unaudited combined financial statements of Archway Sales Group as of March 31, 2014 and for the nine months ended March 31, 2014 and 2013, together with the independent auditor’s review report of UHY thereon, are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro Forma Financial Information

Item 9.01(b) of the Original 8-K is hereby amended and restated in its entirety as follows:

The unaudited pro forma combined financial information as of and for the six months ended March 31, 2014, and for the Company’s fiscal year ended September 30, 2013 are filed as Exhibit 99.3 to this Amendment No. 1 and is incorporated herein by reference.

EXHIBIT	DESCRIPTION

99.1

Financial Statements of Businesses Acquired: Combined Financial Statements of Archway Sales Group as of and for the fiscal years ended June 30, 2013, 2012 and 2011, together with the independent auditors’ report.

99.2

Financial Statements of Businesses Acquired: Unaudited Combined Financial Statements of Archway Sales Group as of March 31, 2014 and for the nine months ended March 31, 2014 and 2013, together with the independent auditor’s review report thereon.

99.3

Pro forma Financial Information: Unaudited Pro Forma Combined Statement of Operations for the six months ended March 31, 2014 and for the year ended September 30, 2013; Unaudited Pro Forma Combined Balance Sheet as of March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXEO SOLUTIONS HOLDINGS, LLC

	By:	/s/ Michael B. Farnell, Jr.
Michael B. Farnell, Jr.
Executive Vice President and Chief Legal Officer

Dated: June 13, 2014

EXHIBIT INDEX

Exhibit	Description

99.1

Financial Statements of Businesses Acquired: Combined Financial Statements of Archway Sales Group as of and for the fiscal years ended June 30, 2013, 2012 and 2011, together with the independent auditors’ report.

99.2

Financial Statements of Businesses Acquired: Unaudited Combined Financial Statements of Archway Sales Group as of March 31, 2014 and for the nine months ended March 31, 2014 and 2013, together with the independent auditor’s review report thereon.

99.3

Pro forma Financial Information: Unaudited Pro Forma Combined Statement of Operations for the six months ended March 31, 2014 and for the year ended September 30, 2013; Unaudited Pro Forma Combined Balance Sheet as of March 31, 2014.